MIROVA GLOBAL GREEN BOND FUND

(the "Fund)

Supplement dated September 1, 2020 to the Statement of Additional Information of the Mirova Global Green Bond Fund, dated May 1, 2020, as may be revised and supplemented from time to time.

Effective September 1, 2020, Bertrand Rocher has joined the portfolio management team of the Fund.

The following information supplements the sub-sections "Portfolio Managers' Management of Other Accounts" and "Portfolio Managers' Ownership of Fund Shares" within the section "Portfolio Management Information."

Portfolio Managers' Management of Other Accounts

The following table provides information on the other accounts managed by Mr. Rocher as of June 30, 2020:

	Registered Investment Companies				Other Pooled Investment Vehicles					Other Accounts

	Other Accounts		Advisory Fee is		Other Accounts		Advisory Fee is		Other Accounts		Advisory Fee
	Managed		Based on		Managed		Based on		Managed		is Based on
			Performance				Performance				Performance

Name of	# of	Total	# of	Total	# of	Total	# of	Total	# of	Total	# of	Total
Portfolio	Accts	Assets	Accts	Assets	Accts	Assets	Accts	Assets	Accts	Assets	Accts	Assets
Manager

Bertrand	0	$0	0	$0	3	$454	0	$0	0	$0	0	$0
Rocher						million
(Mirova US)

Portfolio Managers' Ownership of Fund Shares

As of July 31, 2020, Mr. Rocher had the following ownership of the Fund:

Dollar Range of Equity
Fund(s) Managed	Securities Invested*
Mirova Global Green Bond Fund	A
* A. None
B. $1 – 10,000
C. $10,001 – $50,000
D. $50,001 – $100,000
E. $100,001 – $500,000
F. $500,001 – $1,000,000
G. over $1,000,000